EXHIBIT 24


            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1994





                                         /s/James A. Henderson
                                         ____________________________
                                         James A. Henderson
                                         Director & President and
                                         Chief Executive Officer
                                         (Principal Executive Officer)

            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 15, 1994





                                         /s/Theodore M. Solso
                                         ____________________________
                                         Theodore M. Solso
                                         Director & Ececutive Vice
                                         President and Chief Operating
                                         Officer

           CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1994





                                           /s/Henry B. Schacht
                                           __________________________
                                           Henry B. Schacht
                                           Director & Chairman of the
                                           Board

            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1994





                                           /s/J. Irwin Miller
                                           __________________
                                           J. Irwin Miller
                                           Director and Chairman of
                                           the Executive Committee

           CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1994





                                           /s/Harold Brown
                                           _______________
                                           Harold Brown
                                           Director

            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1994





                                           /s/Robert J. Darnall
                                           ____________________
                                           Robert J. Darnall
                                           Director

           CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                          POWER OF ATTORNEY
           ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1994





                                           /s/James D. Donaldson
                                           _____________________
                                           James D. Donaldson
                                           Director

            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1994





                                           /s/Walter Y. Elisha
                                           ___________________
                                           Walter Y. Elisha
                                           Director

             CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                            POWER OF ATTORNEY
             ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1994





                                           /s/Hanna H. Gray
                                           ________________
                                           Hanna H. Gray
                                           Director

             CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                            POWER OF ATTORNEY
             ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  October 7, 1994





                                           /s/Peter B. Hamilton
                                           ____________________
                                           Peter B. Hamilton
                                           Vice President and Chief
                                           Financial Officer

             CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                            POWER OF ATTORNEY
             ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  October 7, 1994





                                           /s/John McLachlan
                                           _________________
                                           John McLachlan
                                           Vice President-Corporate
                                           Controller (Principal
                                           Accounting Officer)

            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 15, 1994





                                           /s/Dana G. Mead
                                           _______________
                                           Dana G. Mead
                                           Director

           CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1994





                                           /s/William I. Miller
                                           ____________________
                                           William I. Miller
                                           Director

             CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                            POWER OF ATTORNEY
             ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1994





                                           /s/Donald S. Perkins
                                           ____________________
                                           Donald S. Perkins
                                           Director

           CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                          POWER OF ATTORNEY
           ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 15, 1994





                                           /s/William D. Ruckelshaus
                                           _________________________
                                           William D. Ruckelshaus
                                           Director

           CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                          POWER OF ATTORNEY
           ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1994





                                           /s/Franklin A. Thomas
                                           _____________________
                                           Franklin A. Thomas
                                           Director

            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ______________________________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  September 15, 1994





                                           /s/J. Lawrence Wilson
                                           _____________________
                                           J. Lawrence Wilson
                                           Director